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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                         Date of Report: April 26, 2004
                        (Date of earliest event reported)

                          CAPITAL GROWTH SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

            Florida                      0-30831                 65-0953505
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)


                            1100 East Woodfield Road
                           Schaumburg, Illinois 60173
                    (Address of Principal Executive Offices)

                                 (630) 872-5800
               Registrant's telephone number including area code)

          (Former name or former address, if changed since last report)


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         This Form 8-K relates to a change in the certifying accountant of
Capital Growth Systems, Inc.

ITEM 4      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 27, 2001 the owners of 925,000 shares of our common stock, which represented a 99.9% ownership interest, sold their shares to SMP Financial Consultants, Inc. pursuant to an Agreement of Purchase and Sale of Shares for total cash consideration of $64,600. In connection with this transaction, our then board of directors, which was composed solely of Mr. James Caprio, determined to no longer engage Salberg & Company, P.A., as our independent public accountants and engaged Russell & Atkins, PLC to serve as our independent public accountants for 2002 and 2003. However, we did not formally notify Salberg & Company of the change in accountants at that time. We made this notification on April 26, 2004.

         Salberg & Company's report on our financial statements as of May 31, 2001 and for each of the two years then ended and from September 29, 1999 (inception) to May 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report contained an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. Salberg & Company's report on our financial statements for 2001 containing this going concern opinion was dated September 11, 2001 and was issued in conjunction with the publication of our Annual Report to Shareholders and the filing of our Annual Report on Form 10-KSB for the year ended May 31, 2001. Salberg & Company did not perform an audit of our financial statements for any periods subsequent to the year ended May 31, 2001.

         During 2001 and through April 26, 2004, there were no disagreements with Salberg & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Salberg & Company's satisfaction, would have caused it to make reference to the subject matter in connection with its report on our financial statements for such year, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         We provided Salberg & Company, P.A. with a copy of the foregoing disclosures and Salberg & Company, P.A. has agreed that these disclosures, as they pertain to Salberg & Company, P.A., are accurate.

         During our two most recent fiscal years and through March 31, 2004, we did not consult Russell & Atkins with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 3, 2004

                                               CAPITAL GROWTH SYSTEMS,, INC.

                                               By:  /s/  Scott Allen
                                                    ----------------------------
                                               Its: Chief Executive Officer